POWER OF ATTORNEY

     We the undersigned officers and Trustees of Senior Funds (the "Trust"), do hereby severally constitute and appoint Philip C. Pauze and Charles W. Lutter, Jr., each of them acting singularly, as our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names in the capacities indicated below, any amendment to the Registration Statement of the Trust on Form N-1A to be filed with the Securities and Exchange Commission and to take such further action in respect thereto as they, in their sole discretion, deem necessary to enable the Trust to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all documents related to said amendment to the Registration Statement.

     IN WITNESS WHEREOF, we have hereunto set out hands on the dates indicated below.

                                    Senior Funds

                                    By:  /S/ PHILIP C. PAUZE
                                         -------------------
                                         Philip C. Pauze, President

Signature                           Title                 Date

By: /S/ PHILIP C. PAUZE             President and         ___________, 2001
    ---------------------
      Philip C. Pauze               Trustee


By: /S/ STEPHEN P. PAUZE            Trustee               ___________, 2001
    -------------------
      Stephen P. Pauze


By: /S/ ROBERT J. PIERCE            Trustee               ___________, 2001
    -----------------------
      Robert J. Pierce


By: /S/ E.MALCOLM THOMPSON          Trustee               ___________, 2001
    ---------------------
      E. Malcolm Thompson


By: /S/ WILLIAM W. HAYNOR           Trustee               ___________, 2001
    --------------------
      William W. Haynor

By: /S/ NANCY K. SZIDLOWSKI         Chief Financial       ___________, 2001
    -----------------------         Officer and Treasurer
     Nancy K. Szidlowski